UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2020
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

Nevada		91-1826900
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer Identification No.)

2425 West Loop South		77027
Houston,	Texas	(Zip Code)
(Address of Principal Executive Offices)
(800) 579-2302
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement

On April 10, 2020, Stage Stores, Inc. and its subsidiary Specialty Retailers, Inc. (collectively, the “Company”) entered into a Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) with Wells Fargo Bank, National Association as administrative agent, collateral agent and term loan agent (the “Agent”).

Pursuant to the Amendment, the Company acknowledged the existence of certain events of default (the “Specified Events of Default”) under the Second Amended and Restated Credit Agreement, as amended (“Credit Agreement”). The lenders (the “Lenders”) under the Credit Agreement agreed to forbear from demanding the repayment of obligations under the Credit Agreement and exercising their rights and remedies against the collateral with respect to the Specified Events of Default from March 29, 2020, the effective date of the Amendment (the “Effective Date”), until the earlier of (i) April 24, 2020, (ii) the occurrence of an event of default (other than Specified Events of Default) under the Credit Agreement, or (iii) a determination by the Agent that the Suspension Period has concluded (the “Forbearance Period”). The “Suspension Period” is the period from Effective Date until the first resumption of the Company’s business operations temporarily suspended due to concerns with respect to the COVID-19 pandemic. The Forbearance Period may be extended upon written consent of the Agent; provided that any extension beyond May 30, 2020 requires the written consent of the Required Lenders (as defined in the Credit Agreement).

The Credit Agreement was amended, among other things, to:

•	Reduce the Aggregate Revolving Loan Commitments (as defined in the Credit Agreement) from $425,000,000 to $250,000,000;

•	Increase the outstanding term loan balance from $45 million to $47.4 million to capitalize the $2.4 million dollar amendment fee due to the Lenders in connection with the Amendment;

•	Remove the Company’s ability to obtain a seasonal increase in Revolving Loan Commitments of up to $25,000,000;

•
Require the Agent to reduce the restructuring reserve established by the Agent with respect to certain restructuring activities taken by the Company as of the Effective Date in accordance with the reduction schedule set forth in the Budget (defined below);

•	Reduce the requirement to retain excess availability under the Credit Agreement during the Forbearance Period to $30,000,000;

•	Require the Company to deliver a weekly Borrowing Base Certificate to Agent;

•	Require the Company to produce a budget for the 13-week period commencing on the Effective Date and provide updates as reasonably requested by the Agent (the “Budget”); and

•	Require the Company to perform in accordance with the Budget with permitted variances of 5% each for cash receipts and total disbursements;

In addition, pursuant to the Amendment, the Company has agreed to provide mortgages on certain Company owned real estate to the Agent for the benefit of the Lenders.

As a result of the Specified Events of Default, among other things:

•	the Lenders have no obligation to make loans, issue letters of credit or otherwise provide financial accommodations to the Company;

•	a Cash Dominion Event (as defined in the Credit Agreement) shall be deemed to have occurred and be continuing at all times following the Effective Date;

•	the Applicable Margin (as defined in the Credit Agreement) shall be determined based on Level I pricing, which is 0.5% on prime rate loans and 1.5% on LIBO loans; and

•
(i) the Company has agreed not to request a Revolving Loan Commitment Increase or Additional Term Loans under the Credit Agreement (each as defined in the Credit Agreement), (ii) the Company has irrevocably waived all rights to request any such commitment increases, and (iii) it is an immediate event of default for the Company to request any such commitment increases.

A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K. The foregoing description of the Amendment and Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Credit Agreement which are incorporated herein by reference.

The Amendment included as an exhibit to this Form 8-K is intended to provide the reader with information regarding its terms and is not intended to provide any other factual or disclosure information about the Company or the other parties to the Amendment or the Credit Agreement. The Amendment and Credit Agreement contain representations, warranties, and covenants by the parties thereto, and those representations, warranties, and covenants:

•	were made solely for purposes of the Amendment and the Credit Agreement and for the benefit of the parties specified therein;

•
have been qualified by disclosures that were made to the other parties in connection with the negotiation of the Amendment and the Credit Agreement, including being qualified by confidential disclosures made by one party to others for the purpose of allocating contractual risk between them that differ from those applicable to investors;

•	may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors;

•	were were made only as of the date of the Amendment, the Credit Agreement or such other date(s) specified in the applicable document and are subject to more recent developments; and

•	may not describe the actual state of affairs as of the date they were made or at any other time.

You should not rely on the representations, warranties, and covenants in the Amendment or Credit Agreement, or any description thereof, as characterizations of the actual state of facts or our condition. You should review the Amendment and Credit Agreement, or any descriptions thereof, not in isolation, but only in conjunction with the other information about us that the Company includes in reports, statements, and other filings the Company makes with the SEC.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

10.1
Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement dated April 10, 2020, among Specialty Retailers, Inc., as borrower, Stage Stores, Inc., as guarantor, and the banks named therein. Some schedules to this exhibit have been omitted.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: April 13, 2020	/s/ Jason T. Curtis
Jason T. Curtis
Executive Vice President,
Chief Financial Officer and Treasurer